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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 2, 1998



Commission           Registrant; State of Incorporation;          IRS Employer
File Number             Address; and Telephone Number          Identification No
-----------             -----------------------------          -----------------

1-9513                       CMS ENERGY CORPORATION                 38-2726431
                            (A Michigan Corporation)
                         Fairlane Plaza South, Suite 1100
                             330 Town Center Drive
                            Dearborn, Michigan 48126
                                 (313) 436-9261


1-5611                      CONSUMERS ENERGY COMPANY                38-0442310
                             (A Michigan Corporation)
                             212 West Michigan Avenue
                              Jackson, Michigan
                               (517) 788-1030


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ITEM 5.  OTHER EVENTS.

On Friday, October 2, 1998, Consumers Energy Company (Consumers), the principal subsidiary of CMS Energy Corporation (CMS), initiated a process for the solicitation of bids to acquire Consumers' rights to 1240 megawatts (MW) of contract capacity and associated energy (PPA Rights) under its Power Purchase Agreement (PPA) with Midland Cogeneration Venture Limited Partnership (MCV). The term of the PPA is for 35 years, which commenced on the date of commercial operation of the MCV's generating facilities in March 1990. The PPA Rights are being offered in one 1240 MW block or in 620 MW pieces, for the period from the effective date in 1999 through either September 2007 or March 2025.

Morgan Stanley Dean Witter has been retained to act as financial advisor in the solicitation of bids, and is contemporaneously distributing a summary information brochure to potentially interested parties. Parties who sign a confidentiality agreement will receive additional confidential information, after which they will submit indicative bids. Consumers anticipates that those parties who are invited into a more detailed investigation will be asked to submit binding bids in mid-January 1999.


Consumers has reserved the right at any time, in its sole discretion, to terminate the bidding process or to reject any or all bids. Consumers will not consummate a transaction unless important customer benefits flow from the transaction. Any such transaction would be subject to the approval of Consumers' Board of Directors and obtaining satisfactory ratemaking and accounting treatment from the Michigan Public Service Commission and the Federal Energy Regulatory Commission with respect to the definitive agreements.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                               CMS ENERGY CORPORATION



Dated: October 2, 1998                         By: /s/ A.M. Wright
                                                  ------------------------------
                                                   Alan M. Wright
                                                   Senior Vice President and
                                                   Chief Financial Officer



                                               CONSUMERS ENERGY COMPANY



Dated: October 2, 1998                         By: /s/ A.M. Wright
                                                  ------------------------------
                                                  Alan M. Wright
                                                  Senior Vice President and
                                                  Chief Financial Officer